UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

SYNAPTICS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-49602	77-0118518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1109 McKay Drive San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 904-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SYNA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2026, Synaptics Incorporated, a Delaware corporation (the “Company” or “Synaptics”), entered into an Amended and Restated Agreement and Plan of Merger (the “A&R Merger Agreement”), by and among the Company, ON Semiconductor Corporation, a Delaware corporation (“Parent” or “onsemi”), and Sonic Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), which amends and restates in its entirety the previously announced Agreement and Plan of Reorganization, dated as of June 25, 2026, by and among the Company, Merger Sub and Parent and continues to provide, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as an indirect, wholly-owned subsidiary of Parent. Capitalized terms used but not defined herein will have the meanings given to them in the A&R Merger Agreement.

The A&R Merger Agreement was ultimately executed following negotiations arising from the Company receiving an unsolicited, non-binding proposal on September 2, 2026 from a strategic party, referred to as “Party A” in onsemi’s registration statement on Form S-4 (File No. 333-298477) previously filed on August 21, 2026, to acquire all the issued and outstanding shares of Company Common Stock (as defined below). Consistent with its fiduciary duties and in accordance with the terms of the Agreement and Plan of Reorganization, the Company’s Board of Directors (the “Company Board”), together with a special committee of independent directors of the Company Board previously formed for convenience and not as a result of any actual or perceived conflict of interest of any member of the Company Board (the “Special Committee”), reviewed and considered this unsolicited proposal and, after the Company engaged with the strategic party, determined in good faith, after consultation with the Company’s outside legal counsel and its financial advisor, that the proposal, as revised by the strategic party following engagement with the Company, constituted a “Superior Proposal.” Following such determination and further negotiations between onsemi and Synaptics, the Company Board, in good faith, in consultation with its outside legal counsel and financial advisor, and on the recommendation of the Special Committee, subsequently determined that, in light of the proposed terms of the A&R Merger Agreement, the proposal from the strategic party, as revised by the strategic party since its initial September 2 unsolicited proposal, no longer constituted a Superior Proposal, and the Company Board unanimously approved the A&R Merger Agreement, and declared the same advisable and fair to and in the best interests of the Company and its stockholders. The parties subsequently executed the A&R Merger Agreement.

Merger Consideration

Under the A&R Merger Agreement, the Company and Parent have agreed to revise certain terms of their previously announced merger transaction to provide that, subject to the terms and conditions set forth in the A&R Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger, each share of common stock of the Company, $0.001 par value per share (“Company Common Stock”), issued and outstanding immediately before the Effective Time, excluding shares held by the Company, any Company subsidiary, Parent, any Parent subsidiary, or Merger Sub (which shares will be cancelled), as well as any dissenting shares, will be converted into the right to receive $123 per share in cash, without interest (the “Merger Consideration”). Stockholders of the Company who do not vote in favor of adoption of the A&R Merger Agreement and who properly exercise appraisal rights in accordance with the Delaware General Corporation Law (the “DGCL”) will not be entitled to receive the Merger Consideration but will instead have such rights as are granted by the DGCL.

Treatment of Company Equity Awards

Pursuant to the A&R Merger Agreement, at the Effective Time:

•
Each award of restricted stock units of the Company (each a “Company RSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted RSU”), will be assumed by Parent and converted into a restricted stock unit award denominated in shares of Parent Common Stock, determined as the product (rounded to the nearest whole number) of (1) the number of shares of Company Common Stock underlying such Company RSU and (2) a ratio (the “Conversion Ratio”) equal to the per-share Merger Consideration of $123.00 divided by the average of the volume-weighted average trading price of Parent Common Stock on Nasdaq over the five consecutive Trading Days ending on the Trading Day that is three Trading Days prior to the Effective Time, and subject to the same terms and conditions as were applicable to such Company RSU immediately before the Effective Time, except as set forth in the A&R Merger Agreement.

•
Each Company RSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company Board (each, a “Company Accelerated RSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated RSUs after giving effect to any accumulated dividend equivalent rights, less applicable tax withholdings.

•
Each performance stock unit of the Company (each a “Company PSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted PSU”), will be assumed by Parent and converted into a performance-based stock unit award denominated in shares of Parent Common Stock, determined as the product of (1) the number of shares of Company Common Stock underlying such Company PSU (provided, that, for purposes of determining the applicable number of shares of Company Common Stock that are subject to such Company Converted PSU, the performance conditions for such Company PSU for which such performance period has not yet closed will be deemed satisfied at target level, as determined under the relevant Company Equity Award terms), and (2) the Conversion Ratio, and subject to the same terms and conditions as were applicable to such Company PSU immediately before the Effective Time, except as set forth in the A&R Merger Agreement.

•
Each Company PSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company Board (each, a “Company Accelerated PSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated PSUs determined as if the performance conditions for such Company PSU for which such performance period has not yet closed are satisfied at target level as determined under the relevant Company Equity Award terms and after giving effect to any accumulated dividend equivalent rights, less applicable tax withholdings.

•
Each market stock unit of the Company (each, a “Company MSU”) that is outstanding and unvested and held by an individual who, as of immediately following the Effective Time, constitutes an “employee” of Parent within the meaning of Form S-8 (each, a “Company Converted MSU”), will be assumed by Parent and converted into a restricted stock unit award denominated in shares of Parent Common Stock, determined as the product of (1) the number of shares of Company Common Stock underlying such Company MSU, with such number determined based on actual performance of the performance conditions applicable to such Company MSU as of immediately before the Effective Time, as determined under the relevant Company Equity Award terms, and (2) the Conversion Ratio, and subject to the same terms and conditions as were applicable to such Company MSU immediately before the Effective Time, except as set forth in the A&R Merger Agreement.

•
Each Company MSU that is outstanding and that (A) is vested but not settled, (B) by its terms becomes vested in connection with the closing of the Merger or (C) is held by a non-employee member of the Company Board (each, a “Company Accelerated MSU”), will be cancelled, and such holders will be entitled to receive an amount of the Merger Consideration applicable to shares of Company Common Stock subject to such Company Accelerated MSUs, with such number determined based on actual performance of the performance conditions applicable to such Company MSU as of immediately before the Effective Time, as determined under the relevant Company Equity Award terms, after giving effect to any accumulated dividend equivalent rights, less applicable tax withholdings.

Closing Conditions

The consummation of the Merger is subject to the satisfaction or waiver of certain customary closing conditions, including (1) the accuracy of the respective representations and warranties of the parties in the A&R Merger Agreement (subject to certain materiality qualifiers); (2) compliance by the parties with their respective covenants in the A&R Merger Agreement in all material respects; (3) the absence of a material adverse effect (as defined in the A&R Merger Agreement) with respect to the Company on or after the date of the A&R Merger Agreement that is continuing as of immediately before the closing of the Merger; (4) the adoption of the A&R Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote thereon (the “Required Company Stockholder Vote”); (5) the obtaining of all required governmental authorizations under specified antitrust laws and foreign direct investment laws; and (6) the absence of any relevant legal restraint in specified jurisdictions that would prevent, enjoin or make illegal the consummation of the transactions contemplated by the A&R Merger Agreement. Notably, approval of the contemplated transaction with onsemi under the Hart-Scott-Rodino Act has already been obtained.

Additional Covenants

Subject to the terms and conditions of the A&R Merger Agreement, the Company has also agreed to use reasonable best efforts to cooperate with Parent in connection with any debt financing obtained or proposed to be obtained by Parent or its subsidiaries to finance the payment, in whole or in part, of the Merger Consideration, the repayment of certain of the Company’s outstanding indebtedness or the payment of any other amounts payable by Parent or Merger Sub under the A&R Merger Agreement or in connection with the transactions contemplated by the A&R Merger Agreement. The transactions contemplated by the A&R Merger Agreement are not subject to any financing condition.

Additional Information

The foregoing description of the A&R Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Subject to the terms of the A&R Merger Agreement, the representations and warranties set forth in the A&R Merger Agreement were made solely for the benefit of the parties to the A&R Merger Agreement, and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the A&R Merger Agreement by disclosures that were made to the other parties in accordance with the A&R Merger Agreement, (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws, and (iv) were made only as of the dates specified in the A&R Merger Agreement.

Item 7.01	Regulation FD Disclosure.

On October 1, 2026, the Company and Parent jointly issued a press release regarding entry into the A&R Merger Agreement.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  Further, on October 1, 2026, the CEO of Synaptics sent an All-Employee email to Synaptics Employees in connection with the announcement of the A&R Merger Agreement.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as will be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Synaptics and onsemi. This communication includes forward-looking statements within the meaning of Section 27A of the Securities, and Section 21E of the Exchange Act. These forward-looking statements are based on Synaptics’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Synaptics, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.

These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) legislative, regulatory and economic developments; and (10) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended June 27, 2026, and its quarterly reports filed on Form 10-Q for the current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.

Important Additional Information about the Transaction and Where To Find It

The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, Synaptics will file with the SEC a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Synaptics will send the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. Synaptics also plans to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document which Synaptics may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the definitive proxy statement, preliminary proxy statement and other documents filed with the SEC by Synaptics on Synaptics Investor Relations at https://investor.synaptics.com/.

Participants in the Solicitation

Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay-Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 15, 2026. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced proxy statement when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Amended and Restated Agreement and Plan of Merger, dated as of October 1, 2026, by and among ON Semiconductor Corporation, Sonic Acquisition Corp., and Synaptics Incorporated.*
99.1	Joint Press Release, dated October 1, 2026.
99.2	Email from CEO of Synaptics to all Synaptics Employees, sent on October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synaptics Incorporated

Dated: October 1, 2026

By:	/s/ Lisa Bodensteiner
Name:	Lisa Bodensteiner
Title:	Senior Vice President, Chief Legal Officer and Secretary